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                                                                    EXHIBIT 99


HIE [LOGO] The Integration Solutions Company



                                    NEWS RELEASE
                         Press Contact:       Sara Herrmann
                                              Director, Corporate Communications
FOR IMMEDIATE RELEASE                         (770) 423-8572
                                              sara.herrmann@hie.com

                         Investor Relations
                         Contact:
                                              Lisa Gagnon
                                              Fleishman-Hillard
                                              (404) 659-4446, ext. 158
                                              gagnonl@fleishman.com


     HIE LEVERAGES HEALTHCARE INTEGRATION EXPERTISE WITH NEW PRODUCTS AND
             NEW CORPORATE IDENTITY AS HEALTHCARE.COM CORPORATION

Strategy Adds Front Office e-Business Applications to Market-Leading Integration
               Products and Creates New Recurring Revenue Stream

         MARIETTA, GA, APRIL 5, 2000 - HIE Inc. (NASDAQ: HDIE), a pioneer in the field of healthcare enterprise application integration, today announced its new name as Healthcare.com Corporation and its new healthcare B2B products strategy. The name change and new ticker symbol (NASDAQ: HCDC) will become effective on April 10, 2000.

         The Company, with products installed in 1,700 healthcare sites, is extending its enterprise application integration technology to the Internet with new Web-based solutions designed to automate critical business processes within and between healthcare enterprises. The initial suite of products was created in conjunction with strategic business partners, including empactHealth.com and HDX, and through in-house development efforts. EMerge(R), the Company's enterprise master person index (EMPI), and Cloverleaf(R), its integration engine, are the foundation of the Company's new e-Health applications. Back-end integration with the appropriate clinical and/or financial systems is included with each of the solution sets. More detailed product announcements will be forthcoming in the weeks ahead.

         The new series of products add transaction and subscription-based revenue to the Company's existing license fees and service revenues. "The new business model will provide longer-term contracts and a more predictable revenue stream," said Robert Murrie, Healthcare.com president and chief executive officer. "During 2000, we plan to invest in marketing and product development initiatives in order to achieve significant revenue increases in upcoming years. The Company does not expect, however, that these investments will have a major impact on the Company's earnings targets for 2000."

         The healthcare industry's reliance on a patchwork of incompatible systems has long been an obstacle to incorporating new automation solutions, including Web-based applications, into the daily


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HIE LEVERAGES HEALTHCARE INTEGRATION EXPERTISE WITH NEW PRODUCTS AND NEW
CORPORATE IDENTITY AS HEALTHCARE.COM CORPORATION

workflow of the healthcare enterprise. One of the biggest challenges faced by providers of Internet-based solutions is the difficulty of integrating these new applications into back-end clinical and financial information systems. In a recent survey of healthcare CIOs conducted by Goldman, Sachs, more than 80 percent indicated that they seek to use the Internet to enable remote access to legacy systems, and more than 40 percent seek to use the Internet for transmission of electronic transactions.

         "Our unmatched service capability allows us to provide a complete IT solution for the healthcare industry as it transitions into the digital age," said Murrie. "We will be able to implement these new solutions in three different ways: as software installed in a client's data center, via our ASP capabilities, or as an outsourcing solution."

         "Our identity change mirrors the progressive evolution of the Company, its product line, service capabilities and business model," said Pete Petit, Healthcare.com chairman of the board. "The addition of these new Internet-based solutions, in conjunction with our extensive service capabilities, will enable us to provide our customers an end-to-end solution that unlocks the value hidden in legacy systems and extends that value to the Internet."

         Healthcare.com serves hundreds of hospitals and integrated delivery networks, payors and ancillary healthcare businesses such as laboratories. Its products are used or resold by dozens of vendors including Healtheon/WebMD, empactHealth.com, Cybear, Inc., VHA, PerSe, McKessonHBOC, and WirelessMD.

         Healthcare.com management will discuss the name change and B2B strategy at a conference call scheduled for Thursday, April 6 at 11 a.m. EST. Contact Denise Jones at (770) 423-8515 to register for the conference call. The conference call dial in number is (712) 257-2371; the password is "Healthcare.com." For those not available at this time, a playback number has been set up. The playback will be available at (402) 998-0597 from April 6, 2000 at noon through April 8, 2000 at 5 p.m. EST.


ABOUT HEALTHCARE.COM CORPORATION

         Healthcare.com Corporation offers secure, web-based B2B solutions that use data housed in the healthcare enterprise's existing, disparate applications to improve its business processes. Providing essential technology for the healthcare industry, the Company serves over 40 percent of the country's hospitals and health networks, and partners with leading healthcare vendors. Healthcare.com Corporation is headquartered in Marietta, Georgia, with offices in Dallas, Texas; Columbus, Ohio; Charleston, South Carolina; Honolulu, Hawaii; and Essen, Germany. For more information, visit the Company's web site at http://www.healthcare.com.
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HIE CONTACTS:
(Press) Sara Herrmann, Director, Corporate Communications
(770) 423-8572
sara.herrmann@hie.com
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HIE LEVERAGES HEALTHCARE INTEGRATION EXPERTISE WITH NEW PRODUCTS AND NEW
CORPORATE IDENTITY AS HEALTHCARE.COM CORPORATION

(Investor Relations) Lisa Gagnon, Fleishman-Hillard
(404) 659-4446 x 158
gagnonl@fleishman.com


This press release includes forward-looking statements in addition to historical information. The words "expect," "anticipate," "intend," "plan," "believe," "seek," estimate" and similar expressions are intended to identify such forward-looking statements; however, this press release also contains other forward-looking statements in addition to historical information. The Company cautions that there are various important factors that could cause actual results to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated results will be realized. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the intensely competitive online commerce industry, continued growth in the use of the Internet, acceptance of the Internet as a secure medium over which to conduct transactions, user acceptance of a new site, failure to obtain significant subscriber growth, changes in regulations applicable to or affecting the Company or its customers, sales timing, changes in pricing policies, undetected errors or bugs in the software, delays in product development, lower-than-expected demand for the Company's software tools or services, changes in outsourcing trends involving information technology and related services, business conditions in the healthcare and other complementary markets, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 1999. By making these forward-looking statements, the Company does not undertake to update them in any manner except as may be required by the Company's disclosure obligations in filings it makes with the Securities and Exchange Commission under the Federal securities laws.

"Healthcare.com," "HIE," "Application Sourcing," "Cloverleaf," "EMerge," and "Solution Sourcing" are trademarks of Healthcare.com Corporation.